UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    _________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              ____________________


      Date of Report (Date of earliest event reported): September 20, 2005
                                                        ------------------


                                  CENUCO, INC.
                                  ------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                             033-25900               75-2228820
--------                             ---------               ----------
(State or Other Jurisdiction         (Commission File        (IRS Employer
of Incorporation)                    Number)                 Identification No.)


          2000 Lenox Drive, Suite 202, Lawrenceville, New Jersey 08648
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  609-219-0930
                                  ------------
              (Registrant's Telephone Number, including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               __________________

ITEM 7.01 REGULATION FD DISCLOSURE

          On September 23, 2005, Cenuco, Inc. (the "Company") issued a press release announcing that it had received a letter from the American Stock Exchange ("Amex") advising that Amex had accepted the Company's Plan of Action to bring it back into compliance with the Exchange's listing standards. The Company is currently not in compliance with the continued listing standards of the Exchange as a result of the Company's failure to timely file its Quarterly Report on Form 10-Q and financial statements required by a Current Report on Form 8-K (the "SEC Filings") with the Securities and Exchange Commission (the "SEC"), but under this accepted Plan of Action, listing is being continued.

          The targeted completion dates are September 30, 2005 for the Form 10-Q and October 31, 2005 for the Form 8-K. The delay is the result of the scope of audit work related to a three month period from March 1, 2003 to May 28, 2003, during which the business to be audited was owned by a third party, that had never been audited and is currently being reviewed. Significant additional time and effort has been required to obtain and analyze this historic information. The Company expects to regain compliance by filings its financials as soon as the review has been completed. A copy of the Company's press release announcing receipt of the subsequent notice from Amex is furnished and attached hereto as
Exhibit 99.1 and incorporated herein by reference.

          In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 attached hereto is being furnished and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Exchange Act unless specifically identified therein as being incorporated therein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits

          Number    Description of Exhibit
          ------    ----------------------

          99.1* Press release dated September 23, 2005 announcing receipt of letter from the American Stock Exchange

          ________________________

          * Furnished electronically herewith


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
                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2005                CENUCO, INC.



                                        By: /s/ Brian J. Geiger
                                            -------------------
                                            Brian J. Geiger
                                            Chief Financial Officer


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